UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

Form 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported:)	September 18, 2019
Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas, 76140
(Address of Principal Executive Offices, including zip code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 1.01 Entry into a Material Definitive Agreement
     On September 18, 2019, Tandy Leather Factory, Inc. extended the maturity date of its $6 million Promissory Note with BOKF, NA dba Bank of Texas ("BOKF") from September 18, 2020 to September 18, 2021 ("$6MM Promissory Note"); no other material terms and conditions were changed.  This $6MM Promissory Note provides a working capital line of credit, and there are no amounts currently outstanding.  The $6MM Promissory Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The description of the $6MM Promissory Note contained herein is qualified in its entirety by reference to the full text of the $6MM Promissory Note.

     Further, on September 18, 2019, the Company extended the conversion date of its Promissory Note with BOKF, pertaining to its existing $15 million line of credit facility for the repurchase of the Company's common stock ("Stock Repurchase Line").  The principal amount of the Stock Repurchase Line is $6,031,982, which represents the remaining availability from the original $15 million line of credit, less prior advances made.   The Stock Repurchase Line's draw period was extended from September 18, 2019 to the earlier of September 18, 2020 or the date on which the Stock Repurchase Line is fully funded, during which time the Company is required to make monthly interest-only payments.  On October 18, 2020, any outstanding principal balance will be rolled into a 4-year term note which matures September 18, 2024.   All other material terms and conditions remain unchanged, and there are no amounts currently outstanding.  This Stock Repurchase Line is attached as Exhibit 10.2 and is incorporated herein by reference.  The description of the Stock Repurchase Line contained herein is qualified in its entirety by reference to the full text of the Stock Repurchase Line.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: September 24, 2019	By: /s/ Tina Castillo
Tina Castillo, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$6 Million Promissory Note Extension
10.2	Stock Repurchase Line Extension